LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JANUARY 22, 2009

TO THE PROSPECTUS OF

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

DATED APRIL 28, 2008

The Portfolio’s Board of Trustees has determined to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about May 1, 2009. Shortly before that date, in the discretion of Portfolio Management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Portfolio that such shareholder then holds.

FDXXO11594